UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2006

ARCHSTONE-SMITH OPERATING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-10272	90-0042860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9200 E. Panorama Circle, Suite 400 Englewood, Colorado		80112
(Address of principal executive offices)		(Zip Code)

(303) 708-5959

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 13, 2006, Archstone-Smith Operating Trust (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the other underwriters named therein (collectively, the “Underwriters”), in connection with a proposed public offering (the “Offering”) of $300,000,000 aggregate principal amount of the Company’s 5.750% Notes due 2016 (the “Notes”). The Notes will bear interest at a rate of 5.750% per year and will accrue interest from March 16, 2006. Interest on the Notes is payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2006. The Notes will mature on March 15, 2016. The Company may redeem some or all of the Notes at any time and from time to time. The closing of the Offering is expected to occur on March 16, 2006.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Affiliates of certain of the Underwriters have participated in the Company’s credit facilities. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company for which they received or will receive customary fees and expenses.

Item 9.01.  Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

Not applicable

(b)   Pro Forma Financial Information.

Not applicable.

(c)   Shelf Company Transaction.

Not applicable.

(d)   The following exhibits are filed as part of this report:

Exhibit	Document

1.1	Underwriting Agreement, dated March 13, 2006, by and among the Company and the Underwriters named therein
4.1

Indenture, dated as of February 1, 1994, between the Archstone-Smith Operating Trust (formerly Archstone Communities Trust) and Morgan Guaranty Trust Company of New York, as Trustee relating to the Company’s (formerly Archstone Communities Trust) unsecured senior debt securities (incorporated by reference to Exhibit 4.2 to the Company’s (formerly Archstone Communities Trust) Annual Report on Form 10-K for the year ended December 31, 1993)

4.2

First Supplemental Indenture, dated February 2, 1994, among the Company (formerly Archstone Communities Trust), Morgan Guaranty Trust Company of New York and State Street Bank and Trust Company, as successor Trustee (incorporated by reference to Exhibit 4.3 to the Company’s (formerly Archstone Communities Trust) Current Report on Form 8-K dated July 19, 1994)

4.3

Second Supplemental Indenture, dated August 2, 2004, between the Company and U.S. Bank National Association, as successor Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated August 2, 2004)

4.4	Form of 5.750% Note due 2016
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes
12.1	Computation of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Company’s Annual Report Form 10-K for the year ended December 31, 2005)
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit 25 to the Company’s registration statement on Form S-3 filed on April 12, 2004)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST

Date: March 15, 2006	By:	/s/ Thomas S. Reif
Name: Thomas S. Reif Title: Assistant General Counsel and Group Vice President

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated March 13, 2006, by and among the Company and the Underwriters named therein
4.1

Indenture, dated as of February 1, 1994, between the Archstone-Smith Operating Trust (formerly Archstone Communities Trust) and Morgan Guaranty Trust Company of New York, as Trustee relating to the Company’s (formerly Archstone Communities Trust) unsecured senior debt securities (incorporated by reference to Exhibit 4.2 to the Company’s (formerly Archstone Communities Trust) Annual Report on Form 10-K for the year ended December 31, 1993)

4.2

First Supplemental Indenture, dated February 2, 1994, among the Company (formerly Archstone Communities Trust), Morgan Guaranty Trust Company of New York and State Street Bank and Trust Company, as successor Trustee (incorporated by reference to Exhibit 4.3 to the Company’s (formerly Archstone Communities Trust) Current Report on Form 8-K dated July 19, 1994)

4.3

Second Supplemental Indenture, dated August 2, 2004, between the Company and U.S. Bank National Association, as successor Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated August 2, 2004)

4.4	Form of 5.750% Note due 2016
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes
12.1	Computation of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Company’s Annual Report Form 10-K for the year ended December 31, 2005)
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit 25 to the Company’s registration statement on Form S-3 filed on April 12, 2004)

Exhibit 1.1

ARCHSTONE–SMITH OPERATING TRUST

5.750% Notes Due 2016

Underwriting Agreement

March 13, 2006

J.P. Morgan Securities Inc.

Morgan Stanley & Co. Incorporated

As Representatives of the several Underwriters

c/o J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

and

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Dear Ladies and Gentlemen:

Archstone–Smith Operating Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee").

The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File Number 333-124163) on Form S-3, relating to certain debt securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement, including the information, if any, deemed pursuant to Rule 430 A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): a Preliminary Prospectus dated March 13, 2006, and each “free writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus, the Time of Sale Information or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), as of the effective date of the Registration Statement, the date of such Preliminary Prospectus, the Time of Sale or the date of the Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus, the Time of Sale Information or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Exchange Act that are deemed to be incorporated by reference therein.

The Company hereby agrees with the Underwriters as follows:

1.          The Company agrees to issue and sell the Securities to the Underwriters as hereinafter provided, and the Underwriters, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase from the Company the principal amount of Securities set forth in Schedule I hereto at the purchase price set forth in Schedule I hereto plus accrued interest from the date specified in Schedule I hereto to the date of payment and delivery.

2.          The Company understands that the Underwriters intend (i) to make a public offering of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

3.          Payment for the Securities shall be made to the Company or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as the Underwriters and the Company may agree in writing). Such payment will be made upon delivery to the Underwriters of the Securities registered in such names and in such denominations as the Underwriters shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with the transfer to the Underwriters duly paid by the Company. As used herein, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date." The certificates for the Securities will be made available for inspection and packaging by the Underwriters at least one full Business Day prior to the Closing Date at such place in New York City as the Underwriters and the Company shall agree.

4.          The Company represents and warrants to the Underwriters that:

(a)        the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented, if applicable) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, and in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein, it being agreed and understood that the only such information is that described as such in the second paragraph of Section 8 hereof;

(b)        the documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c)        The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use in such Time of Sale Information, it being agreed and understood that the only such information is that described as such in the second paragraph of Section 8 hereof. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom;

(d)        Other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto and other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior or subsequent to delivery of such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Underwriters expressly for use in any Issuer Free Writing Prospectus, it being agreed and understood that the only such information is that described as such in the second paragraph of Section 8 hereof.

(e)        KPMG LLP, Independent Registered Public Accounting Firm, who has certified the financial statements filed with the Commission as part of the Registration Statement, the Time of Sale Information and the Prospectus or incorporated by reference therein, are independent registered public accountants as required by the Securities Act;

(f)         the financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, present fairly the consolidated financial position of the Company and its consolidated subsidiaries and the entities which were acquired by or merged into the Company (the "Company Group") as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the period specified; the financial statements with respect to the properties acquired by the Company or the entities which were acquired by or merged into the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, present fairly the financial position and the results of operations of such properties at the indicated dates and for the indicated periods; the foregoing financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus present fairly the information required to be stated therein; the financial information and statistical data included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; and the pro forma financial information and the related notes thereto, included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable;

(g)        since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business prospects, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries (as defined below), taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Time of Sale Information and the Prospectus; and except as set forth or contemplated in the Time of Sale Information and the Prospectus neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its Subsidiaries taken as a whole;

(h)        the Company has been duly organized and is validly existing as a real estate investment trust of unlimited duration with transferable shares of beneficial interest in good standing under the laws of the State of Maryland, with power and authority (trust or other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified for the transaction of business (where such qualification is available) and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, where such qualification is required, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

(i)         each of the Company's subsidiaries (within the meaning of the Securities Act) (the "Subsidiaries") and has been duly incorporated or organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, under the laws of its jurisdiction of incorporation, formation or organization, with power and authority (corporate or other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified as a foreign entity or limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business where such qualification is required, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding equity securities of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except for general partnership interests or in the case of foreign Subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims other than the Company's pledge of the shares of its subsidiary, Archstone Detusche RE Holding GmbH as collateral for a loan it obtained to purchase a portfolio of German properties valued at approximately €28,000,000;

(j)         neither the Company nor any of its Subsidiaries is party to any joint venture with any other entity, except (i) as described or incorporated by reference in the Time of Sale Information and the Prospectus or (ii) such joint ventures which are not material to the general affairs, business prospects, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole;

(k)        this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity, and except as rights to indemnity and contribution hereunder may be limited by applicable law;

(l)         the Securities have been duly authorized, and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; the Base Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; the First Supplemental Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; the Second Supplemental Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act; and the Securities and the Indenture will conform to the descriptions thereof in the Time of Sale Information and Prospectus in all material respects;

(m)       neither the Company nor any of the Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, (i) its Amended and Restated Declaration of Trust or By-Laws or other governing documents, as applicable, or (ii) any joint venture agreement, partnership agreement or other governing instruments or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except in the case of clause (ii) for violations and defaults which individually and in the aggregate are not material to the Company and its Subsidiaries taken as a whole or to the holders of the Securities; the issue and sale of the Securities and the performance by the Company of all of the provisions of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Amended and Restated Declaration of Trust or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters or consents, the failure of which to obtain would not have a Material Adverse Effect or a material adverse effect on the consummation of the transactions contemplated by this Agreement or the Indenture or on the validity and enforceability of the Securities and the Indenture;

(n)        the Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

(o)        other than as set forth or contemplated in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject which, if determined adversely to the Company or any of its Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, the Time of Sale Information or the Prospectus which are not filed or described as required;

(p)         the Company's authorized, issued and outstanding shares of beneficial interest is as set forth or incorporated by reference in the Time of Sale Information and Prospectus as of the date stated in each such item; and all of the issued shares of beneficial interest have been duly and validly authorized and issued, are fully paid and non-assessable;

(q)        the Company and each of its Subsidiaries have good and marketable title in fee simple to all real property described in the Registration Statement, Time of Sale Information and Prospectus as owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Information and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries and described in the Registration Statement, Time of Sale Information and Prospectus are held by them under valid and subsisting leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries;

(r)         the Company and its Subsidiaries taken as a whole carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their business and the value of their properties;

(s)         for the fiscal year ended December 31, 1996 through the period ending on and including October 29, 2001, the Company met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code");

(t)         for the period beginning October 30, 2001 and ending on and including the date hereof, the Company has operated in a manner to be classified as a partnership, and not as an association or partnership taxable as a corporation, for federal income tax purposes;

(u)        all material Tax returns required to be filed by the Company Group have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due or claimed to be due from the Company Group have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses (i) and (ii), adequate reserves have been established on the books and records of the Company Group in accordance with GAAP. There are no proposed material Tax assessments against the Company Group. To the best knowledge and belief of the Company, the accruals and reserves on the books and records of the Company Group in respect of any material Tax liability for any Taxable period which liability has not been finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto;

(v)        each of the Company and its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and none of the Company or any of its Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement, the Time of Sale Information and the Prospectus and except, in each case, where such revocation or modification would not have a Material Adverse Effect; and the Company and each of its Subsidiaries are in material compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws or regulations would not have a Material Adverse Effect;

(w)       except as disclosed in the Time of Sale Information and Prospectus, the Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business, (iii) are in compliance with all terms and conditions of any such permit, license or approval and (iv) have no knowledge of the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials on any of the properties owned by them, or of any unlawful spills, releases, discharges or disposal of such hazardous materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals or unlawful presence of hazardous materials or occurrence would not, singly or in the aggregate, result in a Material Adverse Effect;

(x)        the mortgages and deeds of trust encumbering the properties and assets described in the Time of Sale Information and the Prospectus (i) are not convertible and neither the Company nor any of its Subsidiaries holds a participating interest therein, and (ii) are not cross-defaulted or cross-collateralized to any property not owned by the Company or any of its Subsidiaries;

(y)        subsequent to the respective dates as of which information is given in the Time of Sale Information and the Prospectus, (i) the Company has not purchased any of its outstanding shares of beneficial interest (other than the redemption of common units in accordance with the terms of the Company's Amended and Restated Declaration of Trust), nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest other than regular periodic dividends on its shares of beneficial interest (preferred or common); and (ii) there has not been any material change in the shares of beneficial interest, short-term debt or long-term debt of the Company, except in either case as described in or contemplated by the Time of Sale Information and the Prospectus;

(z)         the Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities, and the Company has not distributed and has agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Prospectus, any preliminary prospectus filed with the Commission or other material permitted by the Securities Act;

(aa)       the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

(bb)      the Company has established and maintains "disclosure controls and procedures" (as defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure, and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued thereunder by the Commission in connection therewith, including, without limitation, Section 402 related to loans and Section 906 related to certifications.

(cc)       The Company is not an ineligible issuer as defined under the Securities Act, in each case at the times specified in Rules 164, 405 and 433 under the Securities Act in connection with the offering of the Securities.

5.          The Company covenants and agrees with the Underwriters as follows:

(a)        To file (i) the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act and (ii) any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act;

(b)        to deliver to the Underwriters and counsel for the Underwriters, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to the Underwriters as many copies of the Time of Sale Information, the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein and each Issuer Free Writing Prospectus (to the extent not previously delivered) as the Underwriters may reasonably request;

(c)        before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or Prospectus, to furnish to the Underwriters a copy of any proposed Issuer Free Writing Prospectus, amendment or supplement to the Registration Statement or the Prospectus, for review by the Underwriters, and not to prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Underwriters reasonably objects;

(d)        to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise the Underwriters promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement or any Issuer Free Writing Prospectus shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof and (v) of the occurrence of any event during the period specified in paragraph (e) below as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading;

(e)        (1) if, during such period after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, and such amendment or supplement, reasonably satisfactory in all respects to the Underwriters, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Securities may have been sold by the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing at the time that the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f)         to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Underwriters may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify to do business in any jurisdiction where it is not so qualified;

(g)        to make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

(h)        to operate in a manner to continue to be classified as a partnership, and not as an association or partnership taxable as a corporation, for federal income tax purposes;

(i)         so long as the Securities are outstanding, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

(j)         during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of, or guaranteed by, the Company which are substantially similar to the Securities without the Underwriters' prior written consent;

(k)        to use the net proceeds of the offering of the Securities in the manner specified in the Registration Statement, the Time of Sale Information and the Prospectus under "Use of Proceeds;"

(l)         as long as any Securities are outstanding, not to be or become an open-end investment trust, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act;

(m)       to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Time of Sale Information and the Prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with National Association of Securities Dealers, Inc. in respect of the Securities, (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement, the Time of Sale Information and the Prospectus, including mailing and shipping, as herein provided and (vi) payable to rating agencies in connection with the rating of the Securities; and

(n)        to retain, pursuant to reasonable procedures developed in good faith, copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433(g) under the Securities Act.

6.          The obligations of the Underwriters hereunder shall be subject to the following conditions:

(a)        the representations and warranties of the Company contained herein are true and correct as of the date hereof and as of the Closing Date as if made on and as of the date hereof and of the Closing Date, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(b)        the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

(c)        subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

(d)        since the respective dates as of which information is given in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) there shall not have been any material change in the shares of beneficial interest, short-term debt or long-term debt of the Company or any Material Adverse Effect, otherwise than as set forth or contemplated in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto), the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(e)        the Underwriters shall have received on and as of the Closing Date a certificate of two officers of the Company, at least one of whom is a Chairman, Chief Executive Officer, Chief Financial Officer or Vice President of the Company satisfactory to the Underwriters to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any Material Adverse Effect from that set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus;

(f)         Hogan & Hartson L.L.P., counsel for the Company, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex C.

(g)        Caroline Brower, General Counsel of the Company, shall have furnished to the Underwriters her written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex D.

(h)        Mayer, Brown, Rowe & Maw LLP, special tax counsel for the Company, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex E.

(i)         on the date of execution of this Agreement and also on the Closing Date, KPMG LLP, Independent Registered Public Accounting Firm, shall furnish to the Underwriters letters, dated such respective dates of delivery, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement , the Time of Sale Information and the Prospectus, provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date;

(j)         [reserved]

(k)        the Underwriters shall have received on and as of the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Time of Sale Information, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

(l)         on or prior to the Closing Date, the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters shall reasonably request.

7         Each underwriter hereby represents and agrees that

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 4(d) or Section 5(c) above, or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a) (i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex B hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(d) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

(e) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering and sale of the Securities (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

8.          The Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) arising out of or caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arising out of or are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein, it being agreed and understood that the only such information is that which is described as such in the second paragraph of this Section;.

The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Company, its trustees, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with reference to information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 8 and Sections 4(a), 4(c) and 4(d), the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement, the Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus is the information in the fourth, seventh, eighth and ninth paragraphs (other than with respect to the Company) under the caption "Underwriting" in the prospectus supplement.

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all

Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the Representatives and any such separate firm for the Company, its trustees, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided that if it is ultimately determined that an Indemnified Person was not entitled to indemnification hereunder, such person shall be responsible for repaying or reimbursing such amounts to the Indemnifying Person. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

If the indemnification provided for in the first and second paragraphs of this Section 8 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall the Underwriters be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of the Underwriters to contribute pursuant to this Section 8 is several in proportion to their respective underwriting commitment and is not joint.

The indemnity and contribution agreements contained in this Section 8 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

The indemnity and contribution agreements of the parties contained in this Section 8 and the representations, warranties, and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9.          Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange, (ii) trading of any securities of or guaranteed by the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of hostilities involving the United States or any change in financial markets in the United States or any calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, material and adverse and which, in the judgment of the Representatives makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus, (v) there has occurred a material disruption in securities settlement or clearance services or (vi) the representation in Section 4(c) is incorrect in any respect.

10.        If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering of Securities contemplated hereunder and the Company shall then be under no further liability to the Underwriters except as provided in Sections 5(m) and 8 of this Agreement.

11.        (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Information or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Information or the Prospectus which in the reasonable opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the this Agreement with respect to such Securities.

(b)        If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under this Agreement relating to such Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)        If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one eleventh of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, and the Company shall then be under no further liability to the Underwriters except as provided in Sections 5(m) and 8 of this Agreement; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12.        This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

13.        Under the terms of the Company's Amended and Restated Declaration of Trust, all persons dealing with the Company shall look solely to the Company property for satisfaction of claims of any nature, and no trustee, officer, agent or shareholder of the Company shall be held to any person liable in tort, contract or otherwise as the result of the execution and delivery of this Agreement by the Company.

14.        All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Fax: (212) 834-6081, Attention: High Grade Syndicate Desk - 8th floor, and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Fax: (212) 507-2932, Attention: Financing Services Group. Notices to the Company shall be given to it at 9200 East Panorama, Suite 400, Englewood, Colorado 80112, fax: (303) 708-6954, Attention: Caroline Brower, Executive Vice President and General Counsel.

15.        This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

16.        The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as an agent or fiduciary to the Company or any other person. Additionally, the Underwriters are not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.

The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in the accordance with your understanding, please sign and return to us five counterparts hereof.

Very truly yours,

ARCHSTONE-SMITH OPERATING TRUST

By: /s/ Mark Schumacher
Name: Mark Schumacher
Title: Chief Accounting Officer

Accepted: March 13, 2006

J.P. MORGAN SECURITIES INC.

By: /s/ Robert Bottamedi
Name: Robert Bottamedi
Title: Vice President

MORGAN STANLEY & CO. INCORPORATED

By: /s/ Michael Fusco
Name: Michael Fusco
Title: Executive Director

Acting on behalf of themselves and as the Representatives of the other Underwriters

Schedule I

Underwriters:	J.P. Morgan Securities Inc.	$120,000,000
	Morgan Stanley & Co. Incorporated	$120,000,000
	Banc of America Securities LLC	$ 15,000,000
	Citigroup Global Markets Inc.	$ 15,000,000
	Lehman Brothers Inc.	$ 15,000,000
	La Salle Financial Services, Inc. (formerly known as ABN AMRO Incorporated)	$ 3,000,000
	Commerzbank Capital Markets Corp.	$ 3,000,000
	KeyBanc Capital Markets, A Division of McDonald Investment Inc.	$ 3,000,000
	Piper Jaffray & Co	$ 3,000,000
	PNC Capital Markets LLC	$ 3,000,000

Underwriting Agreement dated:	March 13, 2006
Registration Statement Number:	333-124163
Title of Securities:	5.750% Senior Notes due 2016 (the “Notes”)
Aggregate Principal Amount:	$300,000,000
Purchase Price:	98.982% of the principal amount, plus accrued interest, from March 13, 2006 to the Closing Date
Price to Public:	99.632% of the principal amount, plus accrued interest, from March 16, 2006 to the Closing Date
Indenture:

Indenture dated as of February 1, 1994 between the Company and Morgan Guaranty Trust Company of New York, as trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 2, 1994 between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as successor trustee (the “Trustee”) (the “First Supplemental Indenture”) and the Second Supplemental Indenture, dated as of August 2, 2004 between the Company and Trustee (the “Second Supplemental Indenture,” and together with the First Supplemental Indenture and the Base Indenture, the “Indenture”).

Maturity:	March 15, 2016
Interest Rate:	5.750%
Interest Payment Dates:	March 15 and September 15, commencing September 15, 2006
Optional Redemption Provisions:

The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in the Prospectus Supplement relating to the Notes (the “Redemption Price”)

Sinking Fund Provisions:	None

I-1

Closing Date:

The Closing will be held at Time of Delivery: 10:00 a.m. (E.S.T.) on March 16, 2006, with the Notes being delivered through the book-entry facilities of The Depository Trust Company (“DTC”) and made available for checking by DTC and the Trustee at least 24 hours prior to the Closing Date

Closing Location:	Offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036

I-2

Annex A

Time of Sale Information

•	Preliminary Prospectus Supplement, dated as of March 13, 2006
•	Final pricing term sheet substantially in the form of Annex B hereto.

A-1

Annex B

Pricing Term Sheet

Archstone-Smith Operating Trust

$300,000,000 5.750% Notes

Due 2016

Issuer:	Archstone-Smith Operating Trust
Ratings:	Baa1 (stable outlook)/ BBB+ (stable outlook)/ A- (stable outlook)
Offering Format:	SEC Registered

5.750% Notes due 2016
Par Amount:	$300,000,000
Trade Date:	March 13, 2006
Settlement Date:	March 16, 2006
Interest Accrual:	March 16, 2006
Maturity:	March 15, 2016
Benchmark Treasury:	4.500% due 02/16
Treasury Yield:	4.769%
Reoffer Spread:	+103 bps
Yield to maturity:	5.799%
Coupon:	5.750%
Public Offering Price (%):	99.632%
Gross Proceeds ($):	$298,896,000
Gross Spread (%):	0.650%
Gross Spread ($):	$1,950,000
Purchase Price (%):	98.982%
Net Proceeds:	$296,946,000
Interest Payment Dates:	March 15, September 15
First Coupon:	September 15, 2006
Day Count:	30/360
Optional Redemption	Make-Whole Call @ T +20 bps

Note:  A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling J.P. Morgan Securities Inc. at (212) 834-4533 (collect) or Morgan Stanley & Co. Incorporated at (866) 718-1649 (toll free).

B-2

Annex C

Form of Opinion of Hogan & Hartson L.L.P.

(i) The Company was duly organized, and is validly existing as a real estate investment trust and in good standing as a real estate investment trust, as of the date of the certificate specified in paragraph 19 of Schedule A attached thereto, under the Maryland REIT Law. The Company has the real estate investment trust power and authority under its Declaration of Trust and the Maryland REIT Law to own its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus as then amended or supplemented. Based solely on the certificates referred to in paragraph 19 of Schedule A attached thereto, the Company is duly authorized for the transaction of business and is in good standing in the jurisdictions and as of the respective dates of the certificates specified in paragraph 19 of Schedule A attached thereto and is registered as a foreign real estate investment trust in the jurisdictions and as of the respective dates of the certificates specified in paragraph 19 of Schedule A;

(ii) The Notes are in the form contemplated by the Indenture. The Notes have been duly authorized, executed and delivered by the Company and, when authenticated in accordance with the Indenture and delivered against payment of the consideration therefor provided by the Underwriting Agreement, the Notes will be entitled to the benefits of the Indenture and the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms;

(iii) The terms of the Notes conform in all material respects to the descriptions thereof contained in the Basic Prospectus under the heading “Description of Debt Securities” and to the description thereof contained in the Time of Sale Information and in the Prospectus under the heading “Description of Notes,” and such terms are in conformity in all material respects with the provisions of the Indenture;

(iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

(v) The Indenture has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms;

(vi) The Indenture conforms in all material respects to the descriptions thereof contained in the Registration Statement, Prospectus and the Time of Sale Information;

(vii) The execution, delivery and performance by the Company of its obligations under the Securities, the Indenture and the Underwriting Agreement, the issue and sale of the Securities and the consummation of the transactions therein contemplated will not (i) violate any provision of the Amended and Restated Declaration of Trust or the Bylaws or other organizational documents of the Company; (ii) violate any provision of Applicable Federal Law or Applicable State Law, (iii) to such counsel's knowledge, violate any court or administrative order, judgment or decree that names the Company or any of its Subsidiaries and is specifically directed to the Company or any of its Subsidiaries or any of their respective property; (iv) breach or constitute a default under any agreement or contract that is filed as an exhibit to the 10-K (except that such counsel expresses no opinion as to financial covenants in such agreements and contracts); or (v) to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim, or encumbrance upon any property or assets of the Company;

(viii) No approval, consent of or registration or filing with any federal or New York or Maryland state court or regulatory agency or body is required to be obtained or made by the Company under Applicable Federal Law or Applicable State Law in connection with the execution, delivery and performance of the Securities, the Indenture and the Underwriting Agreement, the issue and sale of the Securities or the consummation of the other transactions contemplated by the Underwriting Agreement, the Securities or the Indenture;

(ix) The Registration Statement, the Time of Sale Information and the Prospectus (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, and the Form T-1, as to which such counsel expresses no opinion), excluding the 10-K, comply as to form in all material respect with the requirements of the 1933 Act and the applicable rules and regulations thereunder;

(x) Each of the documents incorporated by reference into the Registration Statement, the Time of Sale Information and the Prospectus (except for the financial statements and supporting schedules included therein other financial data included or incorporated therein, or omitted therefrom, as to which such expresses no opinion), at the time it was filed with the Commission, complied as to form in all material respect with the requirements of the 1934 Act and the applicable rules and regulations thereunder.

(xi) The Registration Statement has become effective under the 1933 Act and, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or, to such counsel's knowledge, are threatened by the Commission;

(xii) The information (A) in the Basic Prospectus under caption “Description of Debt Securities” and in the Time of Sale Information and the Prospectus Supplement specifically relating to the Securities under the caption “Description of Notes” and (B) contained in the Registration Statement in Item 15, to the extent that such information constitute a summary of the legal matters, documents or proceedings referred to therein, has been reviewed by us, and is true and accurate in all materials respects;

(xiii) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject that are required to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, other than those disclosed therein and to such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

(xiv) the Company is not, and after giving effect to the offering and sale of the Securities, will not be, required to register as an investment company as such term is defined in the Investment Company Act of 1940.

Such counsel shall also state that no facts have come to such counsel's attention that caused us to believe that: that (A) the Registration Statement, as of the date of the this Underwriting Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the Prospectus, as of its date or as of the date thereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) the Pricing Disclosure Package (which is defined in such opinion to include the Prospectus, the preliminary prospectus supplement and the Final Pricing Term Sheet dated March 13, 2006) as of March 13, 2006; contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in making the foregoing statements such counsel does not express any belief with respect to the Form T-1 or the financial statements and supporting schedules and other financial data in or omitted from the Registration

Statement, the Pricing Disclosure Package or the Prospectus and (D) there are any contracts or other documents of a character required to be described in or incorporated by reference into the Registration Statement, the Time of Sale Information or the Prospectus, or to be filed as exhibits to the Registration Statement that are not described or referred to or incorporated by reference therein or so filed or any amendments to the Registration Statement, the Time of Sale Information or the Prospectus, required to be filed which are not filed.

Annex D

Form of Opinion of General Counsel (all initially-capitalized terms are as defined in the Underwriting Agreement):

(i) other than as set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or its Subsidiaries is or may be the subject which, if determined adversely to the Company or such Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and

(ii) to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; such counsel does not know of any amendment to the Registration Statement, the Time of Sale Information or the Prospectus, required to be filed; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Time of Sale Information and the Prospectus or required to be described in the Registration Statement or the Time of Sale Information and the Prospectus which are not filed or incorporated by reference or described as required;

(iii) The execution, delivery and performance by the Company of its obligations under the Securities, the Indenture and the Underwriting Agreement, the issue and sale of the Securities and the consummation of the transactions therein contemplated will not breach or constitute a default under any agreement or contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject (except that such counsel expresses no opinion as to financial covenants in such agreements and contracts) other than where such breach or violation would not have a Material Adverse Effect.

(iv) the Company and each of its Subsidiaries has been duly authorized for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, where such qualification is required, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

(v) the Company's authorized, issued and outstanding shares of beneficial interest are as set forth or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus as of the date stated in each such

D-1

item; and all of the issued shares of beneficial interest have been duly and validly authorized and issued, are fully paid and non-assessable;

(vi) neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, (i) its Amended and Restated Declaration of Trust, By-Laws, partnership agreement or other governing instruments, as applicable, or (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults (other than violations or defaults with respect to the Amended and Restated Declaration of Trust and Bylaws of the Company) which individually and in the aggregate are not material to the Company and its Subsidiaries taken as a whole or to the holders of the Securities;

D-2

Annex E

Form of Opinion of Mayer, Brown, Rowe & Maw LLP

(i) (A) the Company was qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code, for the fiscal year ended December 31, 1996 through the period ending on and including October 29, 2001, (B) Archstone-Smith Trust qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code, as amended, for the fiscal years ended December 31, 2001 through December 31, 2005, (C) the Company was classified as a partnership, and not as an association or partnership taxable as a corporation, for federal income tax purposes, from October 30, 2001, through the date hereof, and (D) based on the representation that the Company will continue to satisfy the "90% qualifying income" test under Section 7704 of the Code, the Company will be classified for federal income tax purposes as a partnership, and not as an association or partnership taxable as a corporation.

E-1

Exhibit 4.4

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company (as defined below) or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	PRINCIPAL AMOUNT
No.: 1	$300,000,000

CUSIP No.: 039584 AA 5

ARCHSTONE-SMITH OPERATING TRUST

5.750% NOTE DUE 2016

ARCHSTONE-SMITH OPERATING TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland (hereinafter called the “Company,” which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of THREE HUNDRED MILLION DOLLARS on March 15, 2016 and to pay interest on the outstanding principal amount thereon from March 16, 2006 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2006, at the rate of 5.750% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of, Make-Whole Amount, if any, on, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of St. Paul, State of Minnesota, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) transfer to an account of the Person entitled thereto located inside the United States.

1

Each Security of this series is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1994, between Archstone-Smith Operating Trust (formerly known as Archstone Communities Trust and prior thereto Security Capital Pacific Trust and Property Trust of America) (the “Company”) and Morgan Guaranty Trust Company of New York, as trustee (“Morgan”), as supplemented by the First Supplemental Indenture dated as of February 2, 1994 (the “Indenture”) between the Company, U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company, herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), as successor trustee, and Morgan, and as further supplemented by the Second Supplemental Indenture dated as of August 2, 2004 between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the first page hereof, initially limited in aggregate principal amount to $300,000,000, subject to the Company’s right to increase the aggregate principal amount of such series from time to time.

Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

The following definitions apply with respect to any redemption of the Securities of this series at the option of the Company:

“Make-Whole Amount” means, in connection with any optional redemption or accelerated payment of any Security, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Securities being redeemed or paid.

“Reinvestment Rate” means 0.20% plus the arithmetic mean of the yields under the respective headings “This Week” and “Last Week” published in the Statistical Release under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent

2

Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and the Make-Whole Amount, if any, on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, unless the principal of all of the Securities of this series at the time Outstanding shall already have become due and payable, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the

3

registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Make-Whole Amount, if any, on, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of, Make-Whole Amount, if any, on, and interest on this Security are payable duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or trustee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

4

THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

[This space intentionally left blank.]

5

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the undersigned officer.

ARCHSTONE-SMITH OPERATING TRUST

(Seal)	By:
Name:
Title:

Attest

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

6

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address including

Zip Code of Assignee)

the within Security of Archstone-Smith Operating Trust and hereby does irrevocably constitute and appoint ____________ Attorney to transfer said Security on the books of the within named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

7

Exhibit 5.1

COLUMBIA SQUARE 555 THIRTEENTH STREET, N.W. WASHINGTON, DC 20004-1109 TEL (202) 637-5600 FAX (202) 637-5910 WWW.HHLAW.COM

March 15, 2006

Board of Trustees,

Archstone-Smith Trust

As sole trustee of Archstone-Smith Operating Trust

9200 E. Panorama Circle, Suite 400

Englewood, Colorado 80112

Ladies and Gentlemen:

We are acting as counsel to Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Company”), in connection with its registration statement on Form S-3 (File No. 333-124163) (the “Registration Statement”), previously declared effective by the Securities and Exchange Commission, relating to the public offering of securities of the Company that may be offered and sold by the Company from time to time as set forth in the prospectus dated May 3, 2005 that forms a part of the Registration Statement (the “Prospectus”) and as may be set forth in one or more supplements to the Prospectus. This opinion letter is rendered in connection with the proposed public offering of $300,000,000 aggregate principal amount of the Company’s 5.750% Notes due 2016 (the “Notes”), as described in a supplement to the Prospectus dated March 13, 2006 (the “Prospectus Supplement”). This opinion letter is furnished to you at your request to enable you to fulfill the requirements of Item 601(b)(5) of Regulation S-K, 17 C.F.R. § 229.601(b)(5), in connection with the Registration Statement.

For purposes of this opinion letter, we have examined copies of the following documents (the “Documents”):

1.	Executed copy of the Registration Statement.

Board of Trustees,

Archstone-Smith Trust

As sole trustee of Archstone-Smith Operating Trust

March 15, 2006

2.	The Prospectus and the Prospectus Supplement.
3.	Executed copy of the Underwriting Agreement, dated March 13, 2006 (the “Agreement”) by and among the Company and the underwriters named therein.
4.	Executed copy of the Indenture dated as of February 1, 1994 (the “Original Indenture”), between the Company and Morgan Guaranty Trust Company of New York (the “Original Trustee”).
5.

Executed copy of the First Supplemental Indenture, dated as of February 2, 1994 (the “First Supplemental Indenture”), among the Company, the Original Trustee and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as successor trustee (the “Trustee”).

6.

Second Supplemental Indenture, dated as of August 2, 2004, between the Company and the Trustee (the “Second Supplemental Indenture,” and, together with the Original Indenture and the First Supplemental Indenture, the “Indenture”).

7.	Specimen copy of the global certificate representing the Notes.
8.	The certificate of the Chairman of the Company, dated March 16, 2006, which sets forth the final terms of the Notes (the “Chairman’s Certificate”).
9.

The Amended and Restated Declaration of Trust of the Company, as amended and supplemented (the “Declaration of Trust”), as certified by the Maryland State Department of Assessments and Taxation on March 13, 2006 and as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

10.	The Company’s Bylaws, as certified by the Secretary of the Company as of the date hereof as being complete, accurate and in effect.
11.

Certain resolutions of the Board of Trustees of the sole trustee of the Company adopted at meetings held on March 10, 2005 and March 9, 2006 relating to, among other things, the authorization and preparation of the Registration Statement, the authorization and preparation of the Final Prospectus, the authorization and issuance of the Notes and arrangements in connection therewith, each as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

12.	A certificate of the Secretary of the Company, dated as of the date hereof.

             In our examination of the Documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all documents

Board of Trustees,

Archstone-Smith Trust

As sole trustee of Archstone-Smith Operating Trust

March 15, 2006

submitted to us, the authenticity of all original documents, and the conformity to authentic original documents of all documents submitted to us as copies (including telecopies). This opinion letter is given, and all statements are made, in the context of the foregoing.

This opinion letter is based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the “Maryland REIT Statute”) and (ii) the laws of the State of New York. We express no opinion herein as to any other laws, statutes, ordinances, rules or regulations. As used herein, the term “Maryland REIT Statute” includes the statutory provisions contained therein, all applicable provisions of the Maryland Constitution and reported judicial decisions interpreting these laws.

For purposes of this opinion letter, we have assumed that the Trustee is duly organized, validly existing, and in good standing in all necessary jurisdictions; that the Trustee is duly qualified to engage in the activities contemplated by the Indenture; that the Indenture has been duly authorized, executed and delivered by the Trustee and constitutes the valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms; that the Trustee is in compliance, with respect to acting as a trustee under the Indenture, with all applicable laws and regulations; that the Trustee had or has, as the case may be, all requisite power and authority under all applicable laws, regulations, and governing documents to execute deliver and perform its obligations under the Indenture; that there has been no material mutual mistake of fact or misunderstanding or fraud, duress or undue influence in connection with the negotiation, execution and delivery of the Indenture, and the conduct of all parties to the Indenture has complied with any requirements of good faith, fair dealing and conscionability; and that there are and have been no agreements or understandings among the parties, written or oral, and there is and has been no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Indenture. We also have assumed the validity and constitutionality of each relevant statute, rule, regulation and agency action covered by this opinion letter.

Based upon, subject to and limited by the foregoing, we are of the opinion that: (i) following receipt by the Company of the consideration specified in the Resolutions and the Underwriting Agreement, and (ii) assuming due execution, authentication, issuance and delivery of the Notes as provided by the Indenture, the Notes will constitute valid and binding obligations of the Company.

In addition to the qualifications, exceptions and limitations elsewhere set forth in this opinion letter, our opinions expressed above are also subject to the effect of: (a) bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting creditors’ rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers), and (b) the exercise of judicial

Board of Trustees,

Archstone-Smith Trust

As sole trustee of Archstone-Smith Operating Trust

March 15, 2006

discretion and the application of principles of equity, good faith, fair dealing, reasonableness, conscionability and materiality (regardless of whether the applicable agreements are considered in a proceeding in equity or at law).

This opinion letter has been prepared for your use in connection with the filing by the Company of its Current Report on From 8-K on the date hereof (the “Form 8-K”), which Form 8-K will be incorporated by reference into the Registration Statement, and speaks as of the date hereof. We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter.

We hereby consent to the filing of this opinion letter as Exhibit 5.1 to the Form 8-K and to the reference to this firm under the caption “Legal Matters” in the Prospectus Supplement constituting a part of the Registration Statement. In giving this consent, we do not thereby admit that we are an “expert” within the meaning of the Securities Act of 1933, as amended.

Very truly yours,

/s/ Hogan & Hartson L.L.P.

HOGAN & HARTSON L.L.P.